EXHIBIT 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2012 and 2011

	3rd Quarter

(in thousands, except per share data)	2012	2011	Change

Operating Revenues
Oil and gas operations	$233,515	$318,952	$(85,437)
Natural gas distribution	61,809	59,616	2,193

Total operating revenues	295,324	378,568	(83,244)

Operating Expenses
Cost of gas	20,924	21,748	(824)
Operations and maintenance	128,587	111,749	16,838
Depreciation, depletion and amortization	104,338	72,802	31,536
Taxes, other than income taxes	20,110	20,129	(19)
Accretion expense	1,907	1,728	179

Total operating expenses	275,866	228,156	47,710

Operating Income	19,458	150,412	(130,954)
Other Income (Expense)
Interest expense	(17,198)	(11,976)	(5,222)
Other income	1,523	619	904
Other expense	(84)	(2,074)	1,990

Total other expense	(15,759)	(13,431)	(2,328)

Income Before Income Taxes	3,699	136,981	(133,282)
Income tax expense	1,653	49,382	(47,729)

Net Income	$2,046	$87,599	$(85,553)

Diluted Earnings Per Average Common Share	$0.03	$1.21	$(1.18)

Basic Earnings Per Average Common Share	$0.03	$1.22	$(1.19)

Diluted Avg. Common Shares Outstanding	72,316	72,375	(59)

Basic Avg. Common Shares Outstanding	72,130	72,068	62

Dividends Per Common Share	$0.14	$0.135	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) For the 9 months ending September 30, 2012 and 2011

	Year-to-date

(in thousands, except per share data)	2012	2011	Change

Operating Revenues
Oil and gas operations	$856,940	$779,834	$77,106
Natural gas distribution	327,183	415,497	(88,314)

Total operating revenues	1,184,123	1,195,331	(11,208)

Operating Expenses
Cost of gas	94,179	185,916	(91,737)
Operations and maintenance	351,861	318,763	33,098
Depreciation, depletion and amortization	300,863	199,559	101,304
Asset impairment	21,545	—	21,545
Taxes, other than income taxes	65,868	69,399	(3,531)
Accretion expense	5,581	5,066	515

Total operating expenses	839,897	778,703	61,194

Operating Income	344,226	416,628	(72,402)
Other Income (Expense)
Interest expense	(48,458)	(30,843)	(17,615)
Other income	3,740	1,727	2,013
Other expense	(305)	(1,449)	1,144

Total other expense	(45,023)	(30,565)	(14,458)

Income Before Income Taxes	299,203	386,063	(86,860)
Income tax expense	108,464	140,871	(32,407)

Net Income	$190,739	$245,192	$(54,453)

Diluted Earnings Per Average Common Share	$2.64	$3.39	$(0.75)

Basic Earnings Per Average Common Share	$2.64	$3.40	$(0.76)

Diluted Avg. Common Shares Outstanding	72,301	72,409	(108)

Basic Avg. Common Shares Outstanding	72,121	72,045	76

Dividends Per Common Share	$0.42	$0.405	$0.015

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2012 and December 31, 2011

(in thousands)	September 30, 2012	December 31, 2011

ASSETS
Current Assets
Cash and cash equivalents	$47,137	$9,541
Accounts receivable, net of allowance	194,473	231,925
Inventories	73,950	74,012
Regulatory asset	56,188	57,143
Other	55,517	71,547

Total current assets	427,265	444,168

Property, Plant and Equipment
Oil and gas properties, net	4,448,844	3,783,842
Utility plant, net	835,175	813,428
Other property, net	23,953	23,506

Total property, plant and equipment, net	5,307,972	4,620,776

Other Assets
Regulatory asset	94,869	95,633
Long-term derivative instruments	43,137	31,056
Other	46,586	45,783

Total other assets	184,592	172,472

TOTAL ASSETS	$5,919,829	$5,237,416

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$—	$1,000
Notes payable to banks	480,000	15,000
Accounts payable	264,930	302,048
Regulatory liability	27,372	58,279
Other	190,929	167,552

Total current liabilities	963,231	543,879

Long-term debt	1,153,591	1,153,700

Deferred Credits and Other Liabilities
Regulatory liability	77,692	87,234
Deferred income taxes	885,839	806,127
Long-term derivative instruments	11,110	34,663
Other	207,277	179,650

Total deferred credits and other liabilities	1,181,918	1,107,674

Total Shareholders’ Equity	2,621,089	2,432,163

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,919,829	$5,237,416

SELECTED BUSINESS SEGMENT DATA (UNAUDITED) For the 3 months ending September 30, 2012 and 2011

	3rd Quarter

(in thousands, except sales price data)	2012	2011	Change

Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$67,542	$96,604	$(29,062)
Oil	148,004	197,636	(49,632)
Natural gas liquids	17,566	24,476	(6,910)
Other	403	236	167

Total (GAAP)	$233,515	$318,952	$(85,437)

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$71,701	$96,604	$(24,903)
Oil	188,573	144,505	44,068
Natural gas liquids	19,590	24,381	(4,791)
Other	403	236	167

Total (Non-GAAP)*	$280,267	$265,726	$14,541

Production volumes
Natural gas (MMcf)	18,882	17,796	1,086
Oil (MBbl)	2,279	1,709	570
Natural gas liquids (MMgal)	25.2	24.3	0.90

Total production volumes (MMcfe)	36,156	31,518	4,638
Total production volumes (MBOE)	6,026	5,253	773

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$3.80	$5.43	$(1.63)
Oil (barrel)	$82.74	$84.56	$(1.82)
Natural gas liquids (gallon)	$0.78	$1.00	$(0.22)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$2.72	$4.11	$(1.39)
Oil (barrel)	$86.53	$86.17	$0.36
Natural gas liquids (gallon)	$0.68	$1.17	$(0.49)

Other data
Lease operating expense (LOE)
LOE and other	$63,731	$54,563	$9,168
Production taxes	14,069	14,367	(298)

Total	$77,800	$68,930	$8,870

Depreciation, depletion and amortization	$93,766	$62,822	$30,944
General and administrative expense	$16,989	$13,366	$3,623
Capital expenditures	$323,037	$266,745	$56,292
Exploration expenditures	$10,646	$10,775	$(129)
Operating income	$32,407	$161,331	$(128,924)

    *Operating revenues excluding mark-to-market losses of $46,752 and gains of $53,226 in third quarter 2012 and 2011, respectively.

Natural Gas Distribution
Operating revenues
Residential	$30,658	$30,541	$117
Commercial and industrial	17,695	16,984	711
Transportation	13,505	12,114	1,391
Other	(49)	(23)	(26)

Total	$61,809	$59,616	$2,193
Gas delivery volumes (MMcf)
Residential	1,378	1,385	(7)
Commercial and industrial	1,246	1,181	65
Transportation	11,252	10,004	1,248

Total	13,876	12,570	1,306

Other data
Depreciation and amortization	$10,572	$9,980	$592
Capital expenditures	$18,813	$21,333	$(2,520)
Operating loss	$(12,743)	$(10,681)	$(2,062)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2012 and 2011

	Year-to-date

(in thousands, except sales price data)	2012	2011	Change

Oil and Gas Operations (GAAP)
Operating revenues
Natural gas	$211,371	$290,240	$(78,869)
Oil	579,278	419,830	159,448
Natural gas liquids	64,970	63,491	1,479
Other	1,321	6,273	(4,952)

Total (GAAP)	$856,940	$779,834	$77,106

Oil and Gas Operations excluding mark-to-market (Non-GAAP)
Operating revenues
Natural gas	$215,492	$290,240	$(74,748)
Oil	542,923	366,700	176,223
Natural gas liquids	63,169	63,396	(227)
Other	1,321	6,273	(4,952)

Total (Non-GAAP)*	$822,905	$726,609	$96,296

Production volumes
Natural gas (MMcf)	57,252	52,908	4,344
Oil (MBbl)	6,427	4,574	1,853
Natural gas liquids (MMgal)	79.0	66.6	12.4
Total production volumes (MMcfe)	107,100	89,868	17,232
Total production volumes (MBOE)	17,850	14,978	2,872

Revenue per unit of production including effects of designated cash flow hedges
Natural gas (Mcf)	$3.76	$5.49	$(1.73)
Oil (barrel)	$84.48	$80.17	$4.31
Natural gas liquids (gallon)	$0.80	$0.95	$(0.15)

Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$2.53	$4.10	$(1.57)
Oil (barrel)	$89.91	$90.40	$(0.49)
Natural gas liquids (gallon)	$0.78	$1.11	$(0.33)

Other data
Lease operating expense (LOE)
LOE and other	$179,122	$152,220	$26,902
Production taxes	41,436	40,842	594

Total	$220,558	$193,062	$27,496

Depreciation, depletion and amortization	$269,312	$169,953	$99,359
Asset impairment	$21,545	$—	$21,545
General and administrative expense	$51,739	$47,349	$4,390
Capital expenditures	$957,913	$666,601	$291,312
Exploration expenditures	$13,387	$12,596	$791
Operating income	$274,818	$351,808	$(76,990)

    *Operating revenues excluding mark-to-market gains of $34,035 and $53,225 in 2012 and 2011, respectively.

Natural Gas Distribution
Operating revenues
Residential	$201,537	$269,584	$(68,047)
Commercial and industrial	84,889	107,283	(22,394)
Transportation	42,765	40,568	2,197
Other	(2,008)	(1,938)	(70)

Total	$327,183	$415,497	$(88,314)
Gas delivery volumes (MMcf)
Residential	11,601	16,725	(5,124)
Commercial and industrial	6,137	7,843	(1,706)
Transportation	34,835	33,713	1,122

Total	52,573	58,281	(5,708)

Other data
Depreciation and amortization	$31,551	$29,606	$1,945
Capital expenditures	$51,786	$57,170	$(5,384)
Operating income	$70,265	$65,541	$4,724